BHR INSTITUTIONAL FUNDS

                              AG MID CAP CORE FUND
                             AG MID CAP GROWTH FUND
                            AG MULTI CAP GROWTH FUND
                             AG SMALL CAP CORE FUND
                                  (THE "FUNDS")

                       SUPPLEMENT DATED SEPTEMBER 10, 2008
     TO THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED APRIL 30, 2008

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Effective  immediately,  the first paragraph under the heading "ADVISER" on page
S-13 of the SAI is deleted in its entirety and replaced with the following:

"GENERAL. BHR Fund Advisors, LP is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 2006 and offers investment management services for investment companies. The Adviser is controlled by 2178991 Ontario Inc., a wholly-owned subsidiary of DundeeWealth Inc. ("DundeeWealth"). DundeeWealth is a Canadian owned, TSX listed, wealth management company that creates and provides investment solutions as well as capital markets and advisory services for financial advisors, institutions, corporations and foundations."